Subsequent Events:	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent Events:

14. Subsequent Events:

  Fourth quarter of 2018 common unit cash distribution: On January 23, 2019, the Partnership’s Board of Directors approved a plan to reduce further the common units’ quarterly distribution from $0.25 per common unit to $0.0625 per common unit, or from $1.00 to $0.25 on an annualized basis. This reduction took effect from the common unit cash distribution in respect of the fourth quarter of 2018. The fourth quarter 2018 common unit cash distribution amounted to $2.2 million and was paid on February 14, 2019, to all common unitholders of record as of February 7, 2019.

  Quarterly Series A Preferred unit cash distribution: On January 21, 2019, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from November 12, 2018 to February 11, 2019. The cash distribution was paid on February 12, 2019, to all Series A preferred unitholders of record as of February 5, 2019.

  Initial Series B Preferred unit cash distribution: On January 31, 2019, the Partnership’s Board of Directors approved an initial distribution on the Series B Preferred Units in an amount equal to $0.7231 per unit for the period from and including October 23, 2018 to, but excluding, February 22, 2019. The initial distribution on the Series B Preferred Units was paid on February 22, 2019, to all Series B Preferred unitholders of record as of February 15, 2019.

  First quarter of 2019 common unit cash distribution: On April 22, 2019, the Partnership’s Board of Directors declared a cash distribution on the Partnership’s common units in respect of the first quarter of 2019. The first quarter 2019 common unit cash distribution amounted to $2.2 million and is due to be paid on May 10, 2019, to all common unitholders of record as of May 3, 2019.